Supplement dated October 30, 2023, to the following Prospectuses dated May 1, 2023:

•  Waddell & Reed Advisors Accumulator Variable Universal Life

•  Waddell & Reed Advisors Retirement Builder Variable Annuity

•  Waddell & Reed Advisors Retirement Builder II Variable Annuity

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

Effective October 31, 2023, Delaware VIP Global Value Equity will change its name to Delaware VIP Global Equity. All references to Delaware VIP Global Value Equity are hereby replaced with Delaware VIP Global Equity.

Please retain this supplement for future reference.

F105161 10-2023